October 10, 2007
Presentation to the
Board of Directors
and the
Shareholders of Tonga Capital
omentum Biofuels, Inc.
omentum Biofuels, Inc.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
 Biodiesel & The Biodiesel Market
}

Biodiesel
}

Domestically renewable fuel that can be manufactured from vegetable oil, animal fat or recycled restaurant grease.
}

Safe, biodegradable and reduces air pollutants, such as particulates, carbon monoxide and hydrocarbons.
}

Blends of 20 percent biodiesel with 80 percent petroleum diesel (B20) can be used in unmodified diesel engines.
}

Biodiesel adds lubricity to mandated ultra-low sulfur diesel
}

Biodiesel Market
}

Current U.S. Production - Approximately 250 million gallons/yr
}

Current U.S. capacity under construction - approximately an additional 1.2 billion gallons/yr
}

Europe - Approximately 4x the size of current US Market
}

If the US adopted a European like 5% mandate - the US demand would exceed 3.5 billion gallons
}

Biodiesel Prices
2007
April
May
June
July
Aug
Sept
B-100 Houston
3.12
3.18
3.22
3.20
3.29
3.36
B-100 International
3.22
3.40
3.42
3.43
3.40
3.49

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum Biofuels, Inc.
} Pure play biodiesel producer and marketer
} Multi plant strategy
} Multi feedstock strategy
} Midwest strategy to tie directly to the domestic feedstock market
} Gulf Coast strategy to take advantage of logistics
     opportunities to purchase feedstockand sell B-100 directly to the domestic & international markets
Momentum Competitive Advantage
} We are the low capital cost producer
} We have strong biodiesel production and industry
    experience
} We have an experienced management team and board
} We have a reputation for producing a quality product

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum 2007 Timeline
New management
team started
New board of directors
put in place
SEC Filings caught up
and compliant
Operations and
plant production
issues
addressed
Plant construction
completed
Plant capacity testing
begins
Successful capacity
test
Permitting applications
completed
Process modifications
made to improve
efficiencies
Alternative feedstock
testing begins
Closed Private Placement
with $3,000,000
Investment from TES
TES LOI for additional
financing of Midwest
plant
DAK Renewable Energy, LLC
engaged and commenced
South Dakota feasibility study
Began testing blended
feedstock
Registration processfor
private placement shares
started
Signed a memo of
understanding with
GreenField Products
(Canada) Inc. for blended
feedstock and related
technology
May - Momentum
Formed
June - Momentum
reverse
acquisition
August - La Porte
construction
started
Implemented accounting
controls
Initiated a $4,000,000
private placement
 2006
March
April
May
June
July
August
September
October
 2007

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Current Momentum Activities
}  Negotiating tolling agreements for the La Porte Plant production
}  Looking for economical spot feedstock purchases - vegetable and animal
}  Making efforts to secure terminal storage to allow for large purchases of feedstock
}  In discussions with ethanol producers for their corn oil byproduct,  joint venture opportunities, and plant co-location opportunities
}  Testing with blended feedstock
} Greenfield Products, Inc. - unrefined and non-food grade vegetable oils and chicken fat blends
} Stewart Environmental Consultants, Inc. - developing preprocessing capabilities which includes the right to share intellectual property
} Preparing a feasibility study for a Midwest project tied directly to feedstock production
} It is expected to be a 30-50 million gallon per year project - Located in South
    Dakota/Iowa/Minnesota - The intent is to locate the plant close to feedstock producers to reduce cost of raw materials and transportation related costs
} Co-location opportunities with oil seed crush and processing facilities, other alternative energy facilities like ethanol, and feedstock terminal operators and suppliers
} TES letter of intent to provide equity for a Midwest production facility
} DAK Renewable Energy, LLC has committed to assist in financing additional facilities
}  Current on all SEC, EPA and IRS filings
}  Started the SB-2 registration process for the shares sold in the two private placements
}  In discussions with several PR firms to assist with corporate communications strategy omentum Biofuels, Inc.
omentum Biofuels, Inc.
The Industry is at a Crossroads
} Today biodiesel demand far exceeds production capacity
}  Recent record highs for the price of B-100 driven by European markets and increasing demand in the US.
} Feedstock costs are at record highs
}  Alternative feedstocks need to be utilized to bring the costs down
}  The producers need to be tied more closely (partnerships and co-location) with the quality feedstock suppliers
} Small producers lack the size and financial strength to influence the purchase of raw materials or price of final product
}  There is a need to create more powerful buying and marketing groups involving multiple producers
}  Producers need to be aligned with feedstock producers, commodity trading partners or terminal operators and fuel marketers.
} Profit margins shrinking - some plants are uneconomical to operate
}  Most plants suffer from high construction and production costs
Industry average plant CAPEX is about $1.00 per gallon of annual production
} The political climate is positive but inconsistent - creating uncertainty in production incentives
}  The production incentives in Texas have been suspended but rumors suggest they will be reestablished in March 2008
}  There is a very positive horizon with state mandates and federal incentives
Federal Legislation is in committee to extend the $1.00 per gallon blenders through 2010 and the $0.10 tax credit through 2012
Many states, cities and municipalities have instituted biodiesel mandates and development or production incentives

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum’s Position
Economical and Quality Production
}

Technology/Construction
} We can build a facility for 25% of the industry average (exclusive of the land and building costs)
} Our simple design and relative short lead times on components allow us to complete a production facility in nine to twelve months from ground breaking
}

Technology/Continuous Batch Production
} The most flexible processing units in production
} Allows for feedstock flexibility
} Allows us to isolate production issues and rerun product with minimal loss
} We have high throughput capacity for the capital invested - our initial plant is capable of 24,000,000 gallons per year running just one shift per day
}

Our process is very economical.
} Simple design - low maintenance cost
} Energy efficient
} Requires less staff to operate
}

Momentum Quality Biodiesel
} All product sold to date has met or exceeded ASTM D 6751
    specifications
} We have also met the European water specification on a majority of our product
} We intend to start the BQ-9000 certification process this year omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum’s Position
Feedstock Alternatives
} Feedstock and its related transportation is 85% of the cost of producing biodiesel, therefore having the ability to use alternative feedstock can potentially reduce the cost of production
} Momentum continues to work with industry partners to develop additional preprocessing technologies and blending opportunities
} We have signed a Memorandum of Understanding with GreenField Products (Canada), Inc., to process their blended feedstocks in our La Porte Plant. Their existing proprietary pretreatment technology should enable us to run lower cost blended feedstocks, composed of crude vegetable oils and less expensive poultry fats. We have starting testing blends in our La Porte plant and expect to be in production with
     Greenfield in the next 30 days.
} We are working directly with Stewart Environmental Consultants, Inc. to develop feedstock pretreatment options for multiplefeedstocks including animal fats, yellow greases and high FFA vegetable oils.
     We are in the second stage of our testing and our arrangements with Stewart Environmental Consultants, Inc.
     gives us the right to share any developed intellectual property.
} We are in discussion with ethanol producers to utilize a crude corn oil byproduct from their ethanol plants.
     We have successfully converted the product to biodiesel in our lab. These discussions could lead to joint venture opportunities, feedstock off-take agreements and Midwest plant development opportunities.
     DAK Renewable Energy, LLC is assisting Momentum with these efforts.
} We also see tremendous opportunity in non-food feedstock. We are developing relationships with several producers and brokers of these feedstock and are currently awaiting samples of jatropha oil for lab testing.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum’s Position
Direct Contracting for Feedstock
} Momentum is currently working with both brokers and suppliers of feedstock to secure long-term purchase agreements
} In the short term we are also working with these groups for spot market buys
} The reach of these firms completely covers the domestic and the international markets
} We are working to secure direct supply contracts
} We are in discussions with producers of feedstock in the domestic market. We are looking at participating contracts and other cooperative like structures. Domestically we are looking at multiple vegetable oils, chicken fat and beef tallow.
} We are initiating discussions with suppliers of feedstock in the international market. Working internationally requires more storage access and short term will require us to work with other producers to consume the complete shipment.  We are working with strategic partners to secure the needed capital for these types of purchases.
} DAK Renewable Energy’s industry influence and their relationships with feedstock producers and other alternative energy companies will greatly enhance Momentum's ability to competitively procure feedstock.
} Our investment partner TES Energy Development is made up of investors who are active in corn and soybean production.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum’s Position
Group Purchasing and Marketing
}

Momentum is working with other biodiesel producers and industry partners to consolidate our raw material purchases
}

This will provide a more consistent supply - both quantity and price
}

This will also improve our economics by reducing our costs related to transportation and  storage
} Momentum is working with other biodiesel producers and industry partners to consolidate production for off take agreements
}

By providing larger quantities directly to the end user we will negotiate more favorable terms for our product
}

We can brand our product through this marketing activity and leverage more value for our stakeholders
}

Momentum is also looking at co-location opportunities
}

For future plant locations we are looking to co-locate with others so that we can share logistics and plant infrastructure
}

We are in discussions with international terminal owners and commodity and logistics companies to co-locate plants on property with existing storage and barge access
}

Additional candidates for this opportunity could be other renewable energy producers, oil seed crushing, extraction or refining businesses

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Momentum’s Position
Political and Legislative Influence
}

The Biodiesel industry does not have the political support that the ethanol industry enjoys.
}

DAK Renewable Energy, LLC was instrumental in the creation and formation of the lobbying efforts of the ethanol industry and is working with Momentum to garner the same for the biodiesel industry
}

Momentum will continue to work with the National Biodiesel Board and intends to become more active in their lobbying activities
}

We also intend to be more active with the Biodiesel Coalition of Texas omentum Biofuels, Inc.
omentum Biofuels, Inc.
Finance and Capital Markets
}

Establish commercial banking relationships
}

Seek an investment banker who will provide us additional
     access to the capital markets.
}

It is our intent to meet the qualifications and seek a listing on a major national exchange

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Public Relations and Investor Relations
}

Our goals - We desire:
}

A fair market value
}

Consistent access to capital at the lowest price
}

To achieve and maintain shareholder loyalty
}

A liquid market that is attractive to the institutional
     investor
}

Brokerage and analyst coverage
}

Exchange listing
}

Differentiate from competition
}

The following will be incorporated into our planning:
}

Higher profile media relations (public relations)
}

Trade Shows
}

Industry and investor conferences
}

Updated Website and corporate fact sheet
}

Conference calls
}

More lobbying and legislative actions
}

Branding of our product

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Objectives for the next 6 Months
}

Get La Porte plant in full profitable production
}

Continuously improve our plant operations and efficiencies
}

Develop Momentum feedstock pre-processing capabilities
}

Complete Feasibility for Midwest plant and begin plant construction
}

Have joint venture structured with ethanol producer for utilization of extracted corn oil
}

Begin direct marketing of product to US and International markets
}

Promote the Momentum Brand
}

Begin BQ-9000 certification process
}

Become active in industry associations and lobbing efforts
}

Increase the price and liquidity of Momentum stock

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Our Strategic Partners
}

TES Energy Development, LLC
}

DAK Renewable Energy, LLC
}

Momentum, TES, DAK Feasibility Study
}

GreenField Products (Canada), Inc.
}

Stewart Environmental Consultants, Inc.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Strategic Partner
TES Energy Development, LLC
} TES created a special purpose investment fund to take advantage of the expanding biodiesel market and to leverage their experience in agriculture and renewable energy investments
} TES Energy Development, LLC Invested $3,000,000 in Momentum in August 2007
} TES has entered into a letter of intent for an additional equity investment to build a facility based in South Dakota that will be tied directly to feedstock producers
} In addition, they have committed to working with us for financing beyond the South Dakota project
} This provides Momentum direct access to feedstock producers and additional renewable energy investors
} This also allows Momentum to leverage TES investors and their portfolio of companies in renewable fuels

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Strategic Partner
 DAK Renewable Energy, LLC
} Momentum has engaged DAK Renewable Energy, LLC to assist the company with
}

Developing additional production facilities,
}

Tying Momentum directly to feedstock producers, and
}

Future financing opportunities.
} DAK's renewable energy industry influence and their relationships with feedstock producers will greatly enhance Momentum's ability to competitively procure feedstock.
} Momentum will have an immediate presence in the Midwest marketplace where we intend to actively look for plant opportunities.
} DAK is one of the most influential lobbyists in renewable energy and will assist Momentum with its efforts to get the Biodiesel Industry on par with Ethanol Industry.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Strategic Partner
About DAK Renewable Energy, LLC
} DAK Renewable Energy, LLC specializes in biofuel plant development, financing of renewable energy projects, strategic partnerships, mergers and acquisitions, and valuations and appraisals of renewable energy projects.
} The focus of DAK centers on the renewable energy industry; with emphasis on biodiesel, ethanol, and wind.
} About Mr. David Kolsrud
} Mr. Kolsrud started in the renewable fuel industry in 1995 by helping to organize and develop Agri-Energy, LLC in
      Luverne, Minnesota. He was instrumental in establishing the strategy for farmer/cooperative-owned ethanol plant in the mid 90's and is now working on consumer owned ethanol plants in the upper Midwest. He has consulted on and provided equity to more than a dozen successful biofuels projects over the past 12 years. His years of hard work building relationships in the field lead to an article in the November 13, 2006 issue of Business Week, titled "Harvesting Green Power.“
} Mr. Kolsrud formed DAK Renewable Energy, LLC in 2006 and he continues to be a much sought after speaker and has also testified at the State and Federal level on behalf of farmers and the renewable energy industry.
} Mr. Kolsrud currently serves on the Board of Directors of Valley Springs Farmers COOP, Badger State Ethanol,
      Mid Atlantic Bio Diesel, Minwind Energy, Minwind II, Conestoga Energy Partners, and Kansas Ethanol, LLC.
      He is also a shareholder in TES Energy Development, LLC who recently became a significant shareholder in Momentum.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Strategic Partner
GreenField Products (Canada), Inc.
}

We are working with GreenField Products (Canada), Inc. who has developed pretreatment processes which allow for blending of less expensive alternative feedstock (i.e. poultry fat) with traditional vegetable feedstock
}

This blending significantly reduces the average cost of processed feedstock
}

Our memo of understanding includes working together and sharing knowledge on pretreatment processes and combining our effort to procure feedstock and off-take agreements
}

We are also in negotiations to work with this company on a tolling basis.
}

We are currently running production tests on blended feedstocks in our La Porte plant and expect to be in production with Greenfield in the next 30 to 45 days.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Strategic Partner
Stewart Environmental Consultants, Inc.
} Momentum Biofuels is working directly with Stewart Environmental Consultants, Inc. to develop additional alternative feedstock pretreatment options.
} Feedstock is a majority or the cost of producing biodiesel, therefore having the ability to use alternative feedstock can reduce the cost of production.
} We are pleased with the initial results of our work together. As processes are refined we will be adding these additional capabilities to our plants going forward.
} Stewart Environmental Consultants, Inc. is a Colorado-based team of engineers and scientists that provides quality environmental engineering, industrial hygiene, training, and analytical laboratory testing of water, wastewater, and solid hazardous waste.
} They have a 30-person staff includes highly qualified professionals in environmental engineering, chemistry, biology, and geology.
} The senior personnel have advanced degrees and possess various registrations as professional engineers and geologists; certified hazardous materials managers.
} Stewart Environmental operates an in-house EPA-certified laboratory capable of analyzing soil, water, waste, and asbestos samples.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Management Team
}

Barry Cater - Chairman, President and Chief Executive Officer
}

Jim O’Neal - Chief Operations Officer
}

Stuart C. Cater, CPA - Chief Financial Officer
}

David Pearce - Vice President of Operations
} Jim C. Pyle - Investor Relations Officer

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Board of Directors
} Richard Cilento - Mr. Cilento is currently the President, Chief Executive Officer and Founder of
    FuelQuest, Inc.
} Richard Robert, CPA - Mr. Robert is a financial executive with expertise in acquisitions, divestitures, economic analysis, capital formation via debt and equity markets and financial risk management.
} David M. Fick - Mr. Fick has participated as an active investor and entrepreneur in numerous projects involving wind, biodiesel, ethanol, and farm related businesses. He is the current president of TES Energy Development, LLC who has recently made a $3,000,000 investment in Momentum.
} Jackson Wilson, Jr. - Mr. Wilson served in various roles at Accenture Ltd from 1975 through
    August 2004, when he retired. Including Managing Partner - Accenture Technology Ventures,
    Corporate Development Officer and, most recently, Chief Executive Officer - Business
    Process Outsourcing.
} Jeffery P. Ploen - Mr. Ploen has been a member of the investment banking industry for over
    25 years specializing in small or micro cap firms.

omentum Biofuels, Inc.
omentum Biofuels, Inc.
Contact Information
}

Barry Cater           281-334-5161
}

bcater@momentumbiofuels.com
}

Jim O’Neal             281-474-0580

}

joneal@momentumbiofuels.com
}

David Pearcen      281-474-0580

}

dpearce@momentumbiofuels.com
}

Stu Cater               281-334-5161
}

scater@momentumbiofuels.com
}

Jim Pyle                 281-334-5161

}

jpyle@momentumbiofuels.com
}

www.momentumbiofuels.com

omentum Biofuels, Inc.
omentum Biofuels, Inc.
To the extent that this presentation discusses expectations about market conditions, market acceptance, future sales, future financial performance, future disclosures, or otherwise statements about the future: such statements are forward-looking and are subject to a number of risk factors and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks associated with our limited operating history, our ability to manage future acquisitions and expand operations, our ability to obtain contracts with suppliers of raw materials (for production of biodiesel fuel) and with distributors of our biodiesel fuel product, the risks inherent in the mutual performance of such supplier and distributor contracts, our performance and efficiency in producing biodiesel, our ability to raise necessary financing to execute the
Company's business plans, and other risk factors discussed in the Business Description and
Management's Discussion and Analysis sections of Tonga Capital Corp.'s Annual Report on
Form 10-KSB filed with the SEC on April 16, 2007, subsequent Quarterly Reports on Form 10-QSB and current reports on Form 8-K.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or simply state future results, performance or achievements of Tonga or Momentum and can be identified by the use of forward-looking language such as "believe," "anticipate," "expect," "estimate," "intend," "plan," project,"
and variations of such words with similar meanings. Tonga does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.